Alternative Energy Finance Corporation (AEFC)	12 Months Ended
Dec. 31, 2015
Receivables [Abstract]
Financing Receivables [Text Block]
Note 8 Alternative Energy Finance Corporation (AEFC)

AEFC is a wholly owned subsidiary of ABCO Energy.  AEFC provides funding for leases of photovoltaic systems.  AEFC finances its leases from cash payments from its own cash or from single payments or long term leases from lessees.  Long term leases recorded on the consolidated financial statements were $12,689 and $13,293 at December 31, 2015 and December 31, 2014 respectively.

During October, 2014 one of the AEFC leases defaulted and AEFC repossessed the solar system with a balance due totaling $7,577 in unpaid lease principal.  AEFC sold the full system after removal and installation for $12,000 during the last quarter of 2014.